SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

Date of Report (date of earliest event reported)  April 5, 2002 (March 27, 2002)
                                                  ------------------------------

                        NELNET Student Loan Corporation-2
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                     333-93865               84-1518863
----------------------------       --------------           -------------
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                 File Number)               ID Number)


121 South 13th Street, Suite 401, Lincoln, Nebraska                  68508
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 (Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number,
Including area code:                                         (402) 458-2301
                                                             --------------



          (Former name or former address, if changed since last report)

Item 5. Other Events

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among NELNET Student Loan Corporation-2, Banc of America Securities LLC and J.P. Morgan Securities Inc. (the "Underwriting Agreement") dated as of March 20, 2002, and the Series 2002A Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank (the "Supplemental Indenture"). The Underwriting Agreement and the Supplemental Indenture were executed in connection with the issuance by NELNET Student Loan Corporation-2 of $564,000,000 of its Student Loan Asset-Backed Auction Rate Notes Series 2002A on March 27, 2002. The details of this issuance are contained in the Prospectus Supplement filed on March 25, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

1.1 Underwriting Agreement among NELNET Student Loan Corporation-2, Banc of America Securities LLC and J.P. Morgan Securities Inc. dated as of March 20, 2002 (filed herewith).

4.1 Series 2002A Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank, dated as of March 1, 2002. (filed herewith).




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NELNET STUDENT LOAN CORPORATION-2


                                             By: /s/ Jeffrey R. Noordhoek
                                                -----------------------------
                                                Jeffrey R. Noordhoek
                                                Senior Vice President

                                             Dated:  April 5, 2002

                                  EXHIBIT INDEX


               Exhibit


(1.1)    Underwriting Agreement
(4.1)    Series 2002A Supplemental Indenture of Trust